Exhibit 3.52

CERTIFICATE OF FORMATION

OF

CYTYC HEALTHCARE VENTURES, LLC

The undersigned, being an authorized person, for the purpose of forming a limited liability company under the Delaware Limited Liability Company Act, Title 6, Chapter 18, Delaware Code, Section 18-101 et seq. (the “Act”), hereby certifies, pursuant to Section 18-201(a) of the Act, that:

1.	Name of Limited Liability Company. The name of the limited liability company is: Cytyc Healthcare Ventures, LLC (the “Company”).

2.	Registered Office and Agent. The address of the Company’s registered office in the State of Delaware is: The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the Company’s registered agent for service of process are: The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

This Certificate of Formation is duly executed and filed pursuant to the provisions of Section 18-201 of the Act.

IN WITNESS WHEREOF, the undersigned had executed this Certificate of Formation of Cytyc Healthcare Ventures, LLC this 21st day of March, 2001.

CYTYC CORPORATION Its: Sole Member

By:	/s/ A. Suzanne Meszner-Eltrich
A. Suzanne Meszner-Eltrich
Vice President, Human Resources and General Counsel

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 12:00 PM 03/22/2001 010141302 — 3371780

State of Delaware Secretary of State Division of Corporations Delivered 10:45 AM 03/01/2007 FILED 10:45 AM 03/01/2007 SRV 070261058 – 3371780 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

CYTYC HEALTHCARE VENTURES, LLC

This Certificate of Amendment to Certificate of Formation of Cytyc Healthcare Ventures, LLC (the “LLC”) dated as of February 28, 2007, is being duly executed and filed by the undersigned, as an authorized person, in accordance with the provisions of 6 Del. C. § 18-202, to amend the Certificate of Formation of the LLC, which was filed on March 22, 2001 with the Secretary of State of the State of Delaware to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101, et seq. This Certificate of Amendment reflects the change of the LLC’s name from Cytyc Healthcare Ventures, LLC to Cytyc Development Company LLC.

1. The name of the LLC is Cytyc Healthcare Ventures, LLC.

2. The certificate of formation of the LLC is hereby amended by deleting in its entirety Paragraph 1 and by substituting in lieu thereof the following new paragraph 1:

“1. Name of Limited Liability Company. The name of the limited liability company is Cytyc Development Company LLC.”

3. This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation as of the date first above written.

/s/ A. Suzanne Meszner-Eltrich
A. Suzanne Meszner-Eltrich
An Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 2:57 PM 04/03/2009 FILED 02:49 PM 04/03/2009 SRV 090333576 — 3371780 FILE

Certificate of Amendment to Certificate of Formation

of

CYTYC DEVELOPMENT COMPANY LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is:

CYTYC DEVELOPMENT COMPANY LLC

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”

Executed on March 30, 2009

/s/ Glenn P. Muir
Name: Glenn P. Muir
Title: Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 10:45 AM 03/01/2007 FILED 10:45 AM 03/01/2007 SRV 070261058 – 3371780 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

CYTYC HEALTHCARE VENTURES, LLC

This Certificate of Amendment to Certificate of Formation of Cytyc Healthcare Ventures, LLC (the “LLC”) dated as of February 28, 2007, is being duly executed and filed by the undersigned, as an authorized person, in accordance with the provisions of 6 Del. C. § 18-202, to amend the Certificate of Formation of the LLC, which was filed on March 22, 2001 with the Secretary of State of the State of Delaware to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101, et seq. This Certificate of Amendment reflects the change of the LLC’s name from Cytyc Healthcare Ventures, LLC to Cytyc Development Company LLC.

1. The name of the LLC is Cytyc Healthcare Ventures, LLC.

2. The certificate of formation of the LLC is hereby amended by deleting in its entirety Paragraph 1 and by substituting in lieu thereof the following new paragraph 1:

“1. Name of Limited Liability Company. The name of the limited liability company is Cytyc Development Company LLC.”

3. This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to Certificate of Formation as of the date first above written.

/s/ A. Suzanne Meszner-Eltrich
A. Suzanne Meszner-Eltrich
An Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 02:57 PM 04/03/2009 FILED 02:49 PM 04/03/2009 SRV 090333576 – 3371780 FILE

Certificate of Amendment to Certificate of Formation

of

CYTYC DEVELOPMENT COMPANY LLC

It is hereby certified that:

1. The name of the limited liability company (hereinafter called the “limited liability company”) is:

CYTYC DEVELOPMENT COMPANY LLC

2. The certificate of formation of the limited liability company is hereby amended by striking out the statement relating to the limited liability company’s registered agent and registered office and by substituting in lieu thereof the following new statement:

“The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.”

Executed on March 30, 2009

/s/ Glenn P. Muir
Name:	Glenn P. Muir
Title:	Authorized Person

DELL D-: CERTIFICATE OF AMENDMENT TO CERTIFICATE OF FORMATION 01/98 (#3048)